Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Lowrance, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the quarterly report of Acucela Inc. on Form 10-K for the period ended March 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Acucela Inc. for the periods presented therein.

Date:	May 14, 2014	/s/ David L. Lowrance
Chief Financial Officer, Treasurer and Secretary
(Principal Financial Officer)